UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

TIO TECH A

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands

(State or Other Jurisdiction of Incorporation)

001-40317	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Unter den Linden 21

10117 Berlin

Germany

(Address of Principal Executive Offices)

(Zip Code)

+49 30 2092 4040

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TIOAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TIOA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TIOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 11, 2023, Tio Tech A (the “Company”) announced that it will be unable to consummate an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association (the “Articles”). Accordingly, the Company intends to redeem all of the outstanding Class A ordinary shares that were included in the units issued in the Company’s initial public offering (the “Public Shares”) and thereafter will cease all operations except for those required to wind up the Company’s business in accordance with the Articles.

In order to provide for the disbursement of funds from the Company’s trust account, the Company will instruct Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), to take all necessary actions to liquidate the securities held in the trust account. The proceeds thereof, less $100,000 of interest to pay dissolution expenses and net of taxes payable, will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Holders of record must deliver their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, to receive their pro rata portion of such proceeds. Beneficial owners of Public Shares held in “street name,” will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to occur on or about April 24, 2023.

In connection with the Company’s initial public offering, the Company’s sponsor, Tio Tech A Holdings GmbH, agreed to waive any redemption rights with respect to its outstanding Class B ordinary shares issued prior to the Company’s initial public offering.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that the last day of trading of the Public Shares on the Nasdaq Stock Market LLC (“Nasdaq”) will be April 21, 2023, and that Nasdaq will thereafter file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “may,” “should,” “will,” “would,” “will continue,” “expects,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward looking statements in this release. You should carefully consider these and the other risks and uncertainties described in the Company’s annual report on Form 10-K and other documents the Company has filed with the SEC. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIO TECH A

	By:	/s/ Roman Kirsch
Date: April 11, 2023		Roman Kirsch
Chief Executive Officer